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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): June 2, 1997 (June 2, 1997)



                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


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
                  Tennessee                                   0-16162                         62-1240866
----------------------------------------------         ------------------------           ------------------
(State or other jurisdiction of incorporation)         (Commission File Number)            (I.R.S. Employer
                                                                                          Identification No.)
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805 South Church Street, Murfreesboro, Tennessee                     37130
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   (Address of principal executive offices)                        (Zip code)



       Registrant's telephone number, including area code: (615) 896-3100



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.
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         On June 2, 1997, Children's Comprehensive Services, Inc. (the
"Registrant") acquired substantially all the assets of Vendell Healthcare, Inc. and its subsidiaries ("Vendell"). Based in Nashville, Tennessee, Vendell operated residential facilities for adolescents and adults. The Registrant acquired seven of the residential facilities with a total current capacity of 564 licensed beds in approximately 390,000 square feet, located on 220 acres of land. In addition, the Registrant acquired 13 day treatment facilities associated with these seven residential facilities. The residential facilities are located in seven states: Arkansas, Florida, Kentucky, Michigan, Montana, Texas and Utah. The Registrant intends to use the acquired assets to strengthen its continuum of services to at risk and troubled children.

         The aggregate consideration paid to Vendell consisted of approximately $18,000,000 in cash and $7,600,000 (642,978 shares) in shares of the
Registrant's Common Stock, $0.01 par value per share (the "Common Stock"). Of the $18,000,000 in cash, approximately $3,900,000 will be deposited in escrows to cover certain offsets and contingencies. The aggregate consideration paid in connection with the acquisition was determined based upon arm's length negotiations among the parties.

         The source of funds for the cash consideration paid to Vendell was cash from the Registrant's public offering of Common Stock in August 1996 and borrowings under the Registrant's existing line of credit with First American National Bank.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) and (b).  Financial Statements of Businesses Acquired and Pro Forma
Financial Information.

         To be filed by amendment. The Registrant believes that (i) it is impracticable prior to the filing of this Form 8-K to complete preparation of the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information to be filed pursuant to
Article 11 of Regulation S-X, and (ii) such information will be available, and will be filed by the Registrant with the Commission as promptly as practicable, within sixty days after this Form 8-K is required to be filed.

         (c). Exhibits.

         2.1 Asset Purchase Agreement By and Among Vendell Healthcare, Inc., the Subsidiaries of Vendell Healthcare, Inc. and the Company, which is incorporated herein by reference to Exhibit 2 of Registrant's Quarterly Report on Form 10-Q for the period ending March 31, 1997;

         2.2 Amendment to Asset Purchase Agreement By and Among Vendell Healthcare, Inc., the Subsidiaries of Vendell Healthcare, Inc. and the Company dated March 24, 1997; and

         2.3 Second Amendment to Asset Purchase Agreement By and Among Vendell Healthcare, Inc., the Subsidiaries of Vendell Healthcare, Inc. and the Company dated June 2, 1997.

         2.4 Third Amendment to Asset Purchase Agreement By and Among Vendell Healthcare, Inc., the Subsidiaries of Vendell Healthcare, Inc. and the Company dated June 2, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHILDREN'S COMPREHENSIVE
                                       SERVICES, INC.


Date:    June 2, 1997               By: /s/ DONALD B. WHITFIELD
                                        ------------------------
                                        Donald B. Whitfield
                                        Vice President of Finance, Secretary and
                                          Treasurer












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                                  EXHIBIT INDEX


Item                       Description
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         2.1 Asset Purchase Agreement By and Among Vendell Healthcare, Inc., the
Subsidiaries of Vendell Healthcare, Inc. and the Company, which is incorporated herein by reference to Exhibit 2 of Registrant's Quarterly Report on Form 10-Q for the period ending March 31, 1997;

         2.2 Amendment to Asset Purchase Agreement By and Among Vendell Healthcare, Inc., the Subsidiaries of Vendell Healthcare, Inc. and the Company dated March 24, 1997; and

         2.3 Second Amendment to Asset Purchase Agreement By and Among Vendell Healthcare, Inc., the Subsidiaries of Vendell Healthcare, Inc. and the Company dated June 2, 1997.

         2.4 Third Amendment to Asset Purchase Agreement By and Among Vendell Healthcare, Inc., the Subsidiaries of Vendell Healthcare, Inc. and the Company dated June 2, 1997.


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